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                                                                   EXHIBIT 10.12


                            AMENDMENT NUMBER NINE TO
                           INVESTORS' RIGHTS AGREEMENT

        This Amendment Number Nine to Investors' Rights Agreement (this "Amendment") is made as of October __, 1999 by and among Calico Commerce, Inc., a California corporation formerly known as Calico Technology, Inc. (the "Company"), William G. Paseman (the "Founder"), and the persons identified on Schedule A attached hereto ("Investors").

                                    RECITALS

        WHEREAS, the Founder and certain of the Investors (the "Prior Investors") possess registration rights and other rights pursuant to that certain Investors' Rights Agreement dated as of May 26, 1995, as amended by Amendments Number One through Number Eight, among the Company, the Founder and such Prior Investors (the "Investors' Rights Agreement").

        WHEREAS, the Company and AC II Technology (ACT II) B.V. ("Andersen") have entered into a Stock Purchase Agreement dated as of September 29, 1999 (the "Andersen Stock Purchase Agreement"), pursuant to which Andersen is purchasing shares of Common Stock of the Company.

        WHEREAS, in order to induce Andersen to invest funds in the Company pursuant to the Andersen Stock Purchase Agreement, the Prior Investors hereby agree (i) to waive their rights under the Investors' Rights Agreement, and (ii) agree that Andersen shall be granted rights pursuant to Section 1.3 of the Investors' Rights Agreement.

                                    AGREEMENT

        The parties hereto, intending to be legally bound, hereby agree as follows:

        1. Definitions. Unless otherwise defined or specified in this Amendment, all capitalized terms used herein will have the meanings set forth in the Investors' Rights Agreement.

        2.      Investor's Rights and Obligations.

                (a) Effective upon: (i) the purchase by Andersen of shares of the Company's Common Stock at the closing of the sale and purchase of shares under the Andersen Stock Purchase Agreement; (ii) the execution and delivery by Andersen of a signature page to this Amendment; and (iii) the satisfaction of the conditions set forth in Section 4 of this Amendment, Andersen will be an "Investor" and "Holder" entitled to all rights as an Investor and Holder under
Section 1 of the Investors' Rights Agreement, as amended hereby, provided that Andersen shall not be entitled to exercise rights under Sections 1.2 and 1.5 of the Investors' Rights Agreement, and the following sections of the Investors' Rights Agreement will be amended as follows:


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                Section 1.1(j) will be amended by deleting such provision in its entirety and replacing it with the following:

                (j) "Registrable Securities" shall mean (i) shares of Common Stock issued or issuable pursuant to the conversion of the Shares, (ii) except for purposes of Sections 1.2, 1.4, 1.5 and 1.11, any shares of Common Stock of the Company held by the Founder (the "Founder's Shares"),
                        (iii) all shares of Common Stock of the Company issued or issuable upon conversion of the shares of Series A Preferred Stock now or hereafter held by Lighthouse (including the Series A Preferred Stock issuable upon exercise of the warrants to purchase Series A Preferred Stock held by Lighthouse), (iv) all shares of Common Stock of the Company issued or issuable upon conversion of the shares of Series B Preferred Stock now or hereafter held by Venture Lending (including the Series B Preferred Stock issuable upon exercise of the warrants to purchase Series B Preferred Stock held by Venture Lending), (v) all shares of Common Stock of the Company issued or issuable upon conversion of the shares of Series B Preferred Stock now or hereafter held by Comerica (including the Series B Preferred Stock issuable upon exercise of the warrants to purchase Series B Preferred Stock held by Comerica), (vi) all shares of Common Stock of the Company issued or issuable upon conversion of the shares of Series D Preferred Stock issued pursuant to options assumed pursuant to the Merger Agreement (including the Series D Preferred Stock issuable upon exercise of such options), (vii) all shares of Common Stock issued pursuant to the Flextronics Stock Purchase Agreement, (viii) all shares of Common Stock issued pursuant to the Dell Stock Purchase Agreement, (ix) all shares of Common Stock issued pursuant to the Andersen Stock Purchase Agreement, and (x) any shares of Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to or in exchange for or in replacement of the shares referenced in (i), (iii), (iv), (v), (vi), (vii) or (viii) above; provided, however, that Registrable Securities shall not include any shares of Common Stock that have previously been registered or that have otherwise been sold to the public and excluding in all cases any Registrable Securities sold by a person in a transaction in which his rights under this Section 1 are not assigned.

        3. Waiver of Right of First Refusal. In executing this Amendment, the undersigned Investors (as defined in the Investors' Rights Agreement) and Founder waive compliance with the terms of the right of first refusal set forth in Section 2.3 of the Investors' Rights Agreement with respect to the issuance of the Common Stock pursuant to the Andersen Stock Purchase Agreement.

        4. Effectiveness of Amendment. This Amendment will not be effective unless this Amendment (or a separate consent with the same purpose) has been executed and delivered by the Founder, the Company and Investors (as defined in the Investors' Rights Agreement) under


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the Investors' Rights Agreement holding of record at least 50% of the
Registrable Securities (as defined in the Investors' Rights Agreement).

        5. Continued Effect. Except as otherwise expressly provided herein, the Investors' Rights Agreement will continue in full force and effect, in accordance with its terms.

        6. Miscellaneous. This Amendment will be governed in all respects by the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within California. This Amendment constitutes the full


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and entire understanding and agreement among the parties with regard to the subjects hereof and supersedes all prior written and oral agreements, representations and commitments, if any, among the parties with respect to such subjects. This Amendment may be executed in any number of counterparts, each of which will be an original, but all of which together will constitute one instrument. Any provision of this Amendment may be waived or modified only in accordance with the provisions set forth in Section 3.3 of the Investors' Rights Agreement.

        IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

COMPANY:                               CALICO COMMERCE, INC.

                                       By: _______________________________

                                       Title: ____________________________

FOUNDER:

                                       ____________________________________
                                       William G. Paseman


ANDERSEN:                              AC II TECHNOLOGY (ACT II) B.V.

                                       By: ________________________________

                                       Title: _____________________________

FIRSTFLOOR SHAREHOLDER                 ____________________________________
REPRESENTATIVE:                        David J. Cardinal


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PRIOR INVESTORS:

                                       Name: ______________________________
                                                  (Please print or type)

                                       Signature: _________________________

                                       Address: ___________________________
                                                  (Please print or type)


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